CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-8

DERIVED INFORMATION 9/29/2005

[$1,473,000,000]

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

[$1,483,500,100]

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-8

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

Statistical Collateral Summary – Interest Only Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 10/01/05 cutoff date.  The final numbers will be found in the prospectus supplement.   Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.

Total Number of Loans	1,589
Total Outstanding Loan Balance	$439,305,220*	Min	Max
Average Loan Current Balance	$276,466	$52,000	$750,000
Weighted Average Original LTV	80.6%
Weighted Average Coupon	6.67%	4.78%	10.40%
Arm Weighted Average Coupon	6.67%
Fixed Weighted Average Coupon	6.96%
Weighted Average Margin	5.82%	2.25%	8.88%
Weighted Average FICO (Non-Zero)	656
Weighted Average Age (Months)	2
% First Liens	100.0%
% Second Liens	0.0%
% Arms	98.9%
% Fixed	1.1%
% of Loans with Mortgage Insurance	0.0%

*

Interest Only Loans will comprise approximately [$445,000,000] of the total [$1,500,000,100] deal collateral.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Current Rate (%)	Loans	Balance	Balance	%	%	FICO
0.01 - 5.00	4	1,030,660	0.2	4.9	73.8	706
5.01 - 5.50	44	13,500,283	3.1	5.4	80.0	673
5.51 - 6.00	214	65,838,745	15.0	5.9	79.3	667
6.01 - 6.50	385	108,866,798	24.8	6.3	80.0	662
6.51 - 7.00	491	136,956,117	31.2	6.8	80.6	653
7.01 - 7.50	256	67,938,134	15.5	7.3	80.9	646
7.51 - 8.00	135	31,957,900	7.3	7.8	82.9	644
8.01 - 8.50	42	9,518,191	2.2	8.2	86.2	640
8.51 - 9.00	11	1,830,692	0.4	8.7	87.7	625
9.01 - 9.50	6	1,692,700	0.4	9.2	91.3	662
10.01 - 10.50	1	175,000	0.0	10.4	100.0	608
Total:	1,589	439,305,220	100.0	6.7	80.6	656

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
FICO	Loans	Balance	Balance	%	%	FICO
526 - 550	2	373,505	0.1	7.0	59.1	529
551 - 575	12	3,768,070	0.9	6.9	80.0	567
576 - 600	124	31,916,792	7.3	7.0	80.5	590
601 - 625	287	76,959,946	17.5	6.8	81.5	614
626 - 650	402	104,883,748	23.9	6.7	80.1	638
651 - 675	351	98,603,567	22.4	6.7	81.0	662
676 - 700	185	54,811,896	12.5	6.5	80.7	686
701 - 725	108	32,853,012	7.5	6.5	80.2	712
726 - 750	70	20,428,732	4.7	6.5	80.4	737
751 - 775	33	9,727,933	2.2	6.5	79.1	762
776 - 800	14	4,338,020	1.0	6.3	79.2	787
801 - 825	1	640,000	0.1	6.5	80.0	803
Total:	1,589	439,305,220	100.0	6.7	80.6	656

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Scheduled Balance	Loans	Balance	Balance	%	%	FICO
50,001 - 100,000	42	3,595,161	0.8	7.1	80.4	646
100,001 - 150,000	213	27,127,066	6.2	6.9	81.0	648
150,001 - 200,000	305	53,711,736	12.2	6.8	80.4	649
200,001 - 250,000	235	52,889,803	12.0	6.8	80.2	655
250,001 - 300,000	226	62,289,633	14.2	6.6	79.9	654
300,001 - 350,000	153	50,100,213	11.4	6.6	81.7	653
350,001 - 400,000	138	52,130,406	11.9	6.6	80.7	657
400,001 - 450,000	102	43,518,661	9.9	6.5	80.6	666
450,001 - 500,000	82	38,855,459	8.8	6.6	80.9	658
500,001 - 550,000	33	17,434,907	4.0	6.8	80.3	653
550,001 - 600,000	23	13,118,778	3.0	6.9	80.7	661
600,001 - 750,000	37	24,533,398	5.6	6.6	81.3	668
Total:	1,589	439,305,220	100.0	6.7	80.6	656

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Original LTV (%) *	Loans	Balance	Balance	%	%	FICO
<= 50.000	9	2,055,000	0.5	6.3	38.3	644
50.001 - 55.000	7	1,904,505	0.4	6.3	52.2	635
55.001 - 60.000	6	1,099,000	0.3	6.6	57.8	616
60.001 - 65.000	15	3,425,540	0.8	6.4	63.3	630
65.001 - 70.000	38	11,048,147	2.5	6.5	68.9	642
70.001 - 75.000	60	18,648,883	4.2	6.7	73.7	644
75.001 - 80.000	1,142	313,180,231	71.3	6.6	79.9	662
80.001 - 85.000	93	27,555,654	6.3	6.6	84.2	643
85.001 - 90.000	176	48,874,545	11.1	6.9	89.7	641
90.001 - 95.000	27	7,947,817	1.8	7.2	94.3	637
95.001 - 100.000	16	3,565,900	0.8	8.4	100.0	650
Total:	1,589	439,305,220	100.0	6.7	80.6	656

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Prepay Penalty in Years	Loans	Balance	Balance	%	%	FICO
0.00	219	60,800,973	13.8	7.11	80.0	657
1.00	108	35,724,266	8.1	6.88	80.4	663
2.00	1,043	288,141,613	65.6	6.59	80.7	655
3.00	219	54,638,369	12.4	6.52	80.9	655
Total:	1,589	439,305,220	100.0	6.67	80.6	656

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Documentation Type	Loans	Balance	Balance	%	%	FICO
Full	789	201,977,360	46.0	6.5	81.4	643
Reduced	387	115,456,635	26.3	6.8	80.5	673
No Income/ No Asset	1	177,000	0.0	7.6	50.6	667
Stated Income / Stated Assets	412	121,694,225	27.7	7.0	79.6	661
Total:	1,589	439,305,220	100.0	6.7	80.6	656

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Occupancy Status	Loans	Balance	Balance	%	%	FICO
Primary	1,547	428,842,678	97.6	6.7	80.6	655
Second Home	5	1,648,100	0.4	7.3	84.0	693
Investor	37	8,814,443	2.0	7.4	82.7	681
Total:	1,589	439,305,220	100.0	6.7	80.6	656

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
State	Loans	Balance	Balance	%	%	FICO
California	639	225,422,919	51.3	6.5	80.3	661
Florida	176	39,468,857	9.0	6.9	80.8	653
Nevada	84	20,733,013	4.7	7.0	80.9	646
Arizona	92	19,584,166	4.5	6.8	81.0	649
Washington	68	15,824,461	3.6	6.6	80.6	654
Colorado	70	14,487,971	3.3	6.8	81.5	635
Virginia	43	13,297,550	3.0	7.1	80.3	661
Illinois	47	11,228,285	2.6	7.0	79.8	650
Maryland	42	10,527,129	2.4	6.7	80.8	656
Minnesota	49	9,689,590	2.2	6.5	82.1	661
New York	23	8,939,023	2.0	6.8	81.4	652
Georgia	42	7,224,766	1.6	6.9	81.8	643
Oregon	30	6,456,619	1.5	6.7	80.6	658
New Jersey	13	3,875,970	0.9	6.6	77.3	665
Michigan	20	3,556,056	0.8	7.0	82.0	629
Other	151	28,988,847	6.6	6.8	82.0	647
Total:	1,589	439,305,220	100.0	6.7	80.6	656

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Purpose	Loans	Balance	Balance	%	%	FICO
Purchase	944	260,833,811	59.4	6.7	80.8	666
Refinance - Rate Term	56	12,299,534	2.8	6.6	82.5	651
Refinance - Cashout	589	166,171,875	37.8	6.7	80.2	640
Total:	1,589	439,305,220	100.0	6.7	80.6	656

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Product	Loans	Balance	Balance	%	%	FICO
A2/28	1,355	380,398,043	86.6	6.67	80.9	654
A3/27	198	49,861,616	11.4	6.70	79.4	667
A5/25	17	4,105,801	0.9	6.49	74.4	676
FIXED	19	4,939,760	1.1	6.96	79.2	648
Total:	1,589	439,305,220	100.0	6.67	80.6	656

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Property Type	Loans	Balance	Balance	%	%	FICO
Single Family Residence	1,249	344,590,723	78.4	6.6	80.6	655
PUD	151	42,992,562	9.8	6.8	81.3	652
Condo	135	32,567,336	7.4	6.7	80.3	670
2 Family	42	14,456,549	3.3	6.9	81.2	658
3-4 Family	12	4,698,050	1.1	7.3	75.9	664
Total:	1,589	439,305,220	100.0	6.7	80.6	656

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Margin (%)	Loans	Balance	Balance	%	%	FICO
0.01 - 4.00	44	11,990,975	2.8	6.5	79.6	698
4.01 - 4.50	45	12,660,762	2.9	5.8	79.1	669
4.51 - 5.00	144	40,299,645	9.3	6.0	79.3	663
5.01 - 5.50	250	67,138,230	15.5	6.3	80.1	661
5.51 - 6.00	511	142,243,049	32.7	6.7	80.4	652
6.01 - 6.50	257	73,056,720	16.8	6.9	81.9	650
6.51 - 7.00	244	65,984,040	15.2	7.1	81.6	649
7.01 - 7.50	55	16,087,556	3.7	7.2	80.6	664
7.51 - 8.00	18	4,423,682	1.0	7.7	83.6	649
8.51 - 9.00	2	480,800	0.1	9.2	82.8	698
Total:	1,570	434,365,460	100.0	6.7	80.6	656

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Months to Rate Reset	Loans	Balance	Balance	%	%	FICO
16 - 18	5	1,245,500	0.3	6.9	82.1	624
19 - 21	251	69,864,157	16.1	6.7	80.9	649
22 - 24	1,099	309,288,387	71.2	6.7	80.9	655
28 - 30	1	100,000	0.0	7.4	80.0	615
31 - 33	47	11,462,457	2.6	6.5	78.8	675
34 - 36	150	38,299,159	8.8	6.7	79.6	665
37 >=	17	4,105,801	0.9	6.5	74.4	676
Total:	1,570	434,365,460	100.0	6.7	80.6	656

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Maximum Rate (%)	Loans	Balance	Balance	%	%	FICO
9.51 - 11.50	46	13,243,848	3.0	5.6	80.3	674
11.51 - 12.00	179	54,014,485	12.4	5.9	79.9	667
12.01 - 12.50	311	87,211,795	20.1	6.3	80.1	665
12.51 - 13.00	379	109,782,707	25.3	6.7	80.7	656
13.01 - 13.50	219	60,633,393	14.0	6.9	80.9	651
13.51 - 14.00	201	50,736,286	11.7	7.0	80.5	648
14.01 - 14.50	124	32,923,616	7.6	7.4	80.3	641
14.51 - 15.00	74	17,718,505	4.1	7.8	82.2	643
15.01 - 15.50	27	5,843,054	1.3	8.4	86.0	636
15.51 - 16.00	7	1,350,372	0.3	8.7	86.8	629
16.01 - 16.50	3	907,400	0.2	9.2	99.0	634
Total:	1,570	434,365,460	100.0	6.7	80.6	656

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Minimum Rate (%)	Loans	Balance	Balance	%	%	FICO
<= 4.50	3	721,600	0.2	6.1	80.0	738
4.51 - 5.50	69	19,048,941	4.4	5.6	80.0	668
5.51 - 6.00	235	69,600,504	16.0	5.9	79.4	666
6.01 - 6.50	378	107,254,640	24.7	6.3	79.9	662
6.51 - 7.00	475	133,557,188	30.7	6.8	80.8	652
7.01 - 7.50	232	62,519,957	14.4	7.3	81.0	646
7.51 - 8.00	125	29,880,517	6.9	7.8	82.8	644
8.01 - 8.50	38	8,671,041	2.0	8.2	85.5	636
8.51 - 9.00	10	1,664,372	0.4	8.7	88.5	630
9.01 - 9.50	5	1,446,700	0.3	9.3	93.3	646
Total:	1,570	434,365,460	100.0	6.7	80.6	656

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Initial Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.50	96	26,115,366	6.0	6.70	81.5	649
2.00	452	134,230,664	30.9	6.69	80.8	646
3.00	1,022	274,019,430	63.1	6.66	80.5	661
Total:	1,570	434,365,460	100.0	6.67	80.6	656

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Subsequent Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	833	227,210,251	52.3	6.65	80.6	662
1.50	549	150,791,285	34.7	6.62	81.4	648
2.00	188	56,363,924	13.0	6.92	78.7	653
Total:	1,570	434,365,460	100.0	6.67	80.6	656

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Interest Only Period (Months)	Loans	Balance	Balance	%	%	FICO
12	1	311,200	0.1	6.7	80.0	717
24	88	23,302,439	5.3	6.7	80.6	649
36	11	2,090,482	0.5	6.8	78.3	639
60	1,435	399,682,749	91.0	6.7	80.6	656
84	4	992,000	0.2	6.6	80.0	629
120	50	12,926,350	2.9	7.0	82.7	653
Total:	1,589	439,305,220	100.0	6.7	80.6	656